Exhibit 10.3
THOMAS H. LEE EQUITY FUND VI, L.P.
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, Massachusetts 02110
GOLDMAN, SACHS & CO.
GS CAPITAL PARTNERS VI FUND, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
March 25, 2008
MONEYGRAM INTERNATIONAL, INC.
1500 Utica Avenue South, MS 8020
Minneapolis, Minnesota 55416
Ladies and Gentlemen:
     Reference is hereby made to (i) that certain Amended and Restated Purchase Agreement, dated as of March 17, 2008 (the “Purchase Agreement”), among MoneyGram International, Inc., a Delaware corporation (the “Company”), and the several parties set forth on Schedule A attached thereto and (ii) that certain engagement letter by and among Goldman, Sachs & Co. (“GS&Co.”), Thomas H. Lee Equity Fund VI, L.P., and GS Capital Partners VI Fund, L.P., dated March 25, 2008 (the “Engagement Letter”), pursuant to which GS&Co. was engaged as a financial advisor in connection with the possible acquisition of all or a portion of the Company.
     Thomas H. Lee Equity Fund VI, L.P. (“THL”) and GS Capital Partners VI Fund, L.P. (“GS Capital”) (collectively, the “Investor Parties”) hereby request that the Company issue to GS&Co. or its designee 7,500 shares of Series B-1 Participating Convertible Preferred Stock (the “Company Stock”) at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) as payment (the “Payment”) on behalf of the Investor Parties of the fee payable to GS&Co. by the Investor Parties pursuant to the Engagement Letter. The Investor Parties confirm that there is no agreement or understanding by which any of GS Capital, GS&Co., or The Goldman Sachs Group, Inc. or any of its affiliates is required to forward any part of the Payment to THL or any of its affiliates. Each of the parties set forth on Schedule A of the Purchase Agreement hereby (1) represents that a true and complete copy of the Engagement Letter has been delivered to the Company; (2) agrees that the Payment does not violate or affect the terms, conditions, representations, warranties or obligations set forth in the Purchase Agreement; (3) agrees that the Payment does not give rise to any adjustment pursuant to the anti-dilution provisions of the Series B Participating Convertible Preferred Stock Certificate of Designations of the Company or the Series B-1 Participating Preferred Stock Certificate of Designations of the Company; and (4) waives any rights under Section 4.7 of the Purchase Agreement (“Anti-Dilution Rights”) with respect to the Payment. Each of the parties set forth on Schedule A of the Purchase Agreement hereby further agrees that the provisions of this letter agreement shall be binding on its permitted transferees, successors and assigns. The Company hereby agrees that the Payment does not violate or affect the terms, conditions, representations, warranties or obligations set forth in the Purchase Agreement.
     GS&Co. hereby directs the Company to issue the Company Stock to The Goldman Sachs Group, Inc. at the Closing. It is agreed and understood that if the Closing does not occur, the Company will not make the Payment.

Very truly yours, THOMAS H. LEE EQUITY FUND VI, L.P.
By:	THL EQUITY ADVISORS VI, LLC,
its general partner
By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member
By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Seth Lawry
	Name:	Seth Lawry
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.
By:	THL EQUITY ADVISORS VI, LLC
its general partner
By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member
By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Seth Lawry
	Name:	Seth Lawry
	Title:	Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By:	THL EQUITY ADVISORS VI, LLC
its general partner
By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member
By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Seth Lawry
	Name:	Seth Lawry
	Title:	Managing Director

[Signature Page to Advisory Fee Letter]

GOLDMAN, SACHS & CO.
By:	/s/ Scott R. Norby
	Name:	Scott R. Norby
	Title:	Managing Director

GS CAPITAL PARTNERS VI FUND, L.P.
By:	GSCP VI Advisors, L.L.C., its General Partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
By:	GSCP VI Offshore Advisors, L.L.C., its General Partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

GS CAPITAL PARTNERS VI GmbH & Co. KG
By:	GS Advisors VI, L.L.C., its Managing Limited Partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By:	GS Advisors VI, L.L.C., its General Partner

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

[Signature Page to Advisory Fee Letter]

GSMP V ONSHORE US, LTD.
By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

GSMP V OFFSHORE US, LTD.
By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

By:	/s/ Bradley Gross
	Name:	Bradley Gross
	Title:	Managing Director and Vice President

[Signature Page to Advisory Fee Letter]

Accepted and agreed as of
the date first written above:
MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Philip W. Milne Name: Philip W. Milne Title: Chairman, President and Chief Executive Officer
[Signature Page to Advisory Fee Letter]